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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               September 30, 1998

                                  NATROL, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

       000-24567                                          95-3560780
( Commission file number )                     (I.R.S. Employer Identification

21411 Prairie Street, Chatsworth, California                 91311
(Address of principal executive offices)                   (Zip code)

                                 (818) 739-6000
              (Registrant's telephone number, including area code)


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ITEM 7. COMBINED FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(a) COMBINED FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following combined financial statements of business acquired are filed as exhibits hereto:

     EXHIBIT 99.1 - COMBINED FINANCIAL STATEMENTS OF LACI LE BEAU CORP. AND RELATED ENTITIES AS OF SEPTEMBER 30, 1998 AND FOR THE NINE MONTHS THEN ENDED.

     Independent Auditors' Report

     Combined Balance Sheet as of September 30, 1998

     Combined Statement of Income for the nine months ended September 30, 1998

     Combined Statement of Shareholder's Equity for the nine months ended September 30, 1998

     Combined Statement of Cash Flows for the nine months ended September 30,
     1998

     Notes to Combined Financial Statements

(b) PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS. The following proforma consolidated financial statements of business acquired are filed as exhibits hereto:

     EXHIBIT 99.2 - UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF NATROL, INC. AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1997

     Unaudited Pro Forma Consolidated Statement of Income for the nine months ended September 30, 1998

     Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 1997

     Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1998

     Notes to Unaudited Proforma Consolidated Financial Statements


(c) EXHIBITS

     99.1 - COMBINED FINANCIAL STATEMENTS OF LACI LE BEAU CORP. AND RELATED ENTITIES AS OF SEPTEMBER 30, 1998 AND FOR THE NINE MONTHS THEN ENDED.

     99.2 - UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF NATROL, INC. AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATROL, INC.

Date: 12/14/98                    By: /s/ Elliott Balbert
                                      -------------------
                                      Chairman, President and Chief Executive
                                      Officer


Date: 12/14/98                    By: /s/ Dennis R. Jolicoeur
                                      -----------------------
                                      Chief Financial Officer and Executive
                                      Vice President